Investor Presentation October 2013 Exhibit 99.1 ***********************************

FORWARD-LOOKING STATEMENT:
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields, business strategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”
that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.
Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.
NON-GAAP MEASURES:
In addition to financial measures prepared in accordance with generally accepted accounting principles
(“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United
States.

HLSS is an independent acquirer of high-quality mortgage servicing assets
Mortgage servicing advances
Fees from servicing non-agency mortgage loans (Rights to MSRs)
Objective is to generate a stable, recurring, fee-based earnings stream
Low fixed infrastructure costs given all key servicing functions performed by Ocwen
Equity market capitalization has grown from ~$200 million at IPO in March 2012 to
$1.6 billion¹ today
Conservative leverage and robust cash flow
Business
HLSS Overview
Growth Plan
Ocwen’s portfolio, including announced acquisitions, includes over $58 billion UPB available for purchase
Demonstrated ability to close purchases simultaneous to funding prevents earnings drag
WKSI eligibility simplifies future equity offerings and facilitates access to capital
Focused on adding similar non-agency mortgage assets
Value
Proposition
HLSS’ assets represent a 5% first-priority claim against residential real estate
$6.8 billion of assets collateralized by $176.5 billion UPB of loans serviced at
September 30, 2013
Opportunity to invest in stable non-agency mortgage assets largely inaccessible to debt and equity investors
Unique business model with downside protection and potential to increase earnings
Liquidity risk mitigated by match funded capital structure – assets self-liquidate at par
1
Based on the closing share price of $23.00 per share on October 17, 2013

Leadership Team
William C. Erbey Chairman of the Board
John P. Van Vlack President
James E. Lauter Chief Financial Officer
Richard Delgado Treasurer
Bryon E. Stevens Investor Relations & Capital Markets

HLSS HOME LOAN SERVICING SOLUTIONS™

Borrowers
Servicer
Loan Owners

Mortgage Servicing
Back office for non-agency mortgage market
Receives payments from homeowner
Distributes payments to loan owner
Advance payments for delinquent borrowers
(Servicing Advances)
Repaid from borrower payments and
liquidation proceeds
Paid fixed fee (MSR Asset)
No exposure to mortgage credit losses
Borrower Borrower Borrower
Borrower
Borrower
Monthly P&I
+Liquidation Proceeds
Monthly P&I
+ Liquidation Proceeds
– Servicing Fees
– Advances Repaid
Bond Holders
Servicer
Servicing
Advances
New
Repaid

$176.5
Billion
Portfolio
UPB
$169.7
Billion
Downside
Protection
$6.8 Billion
~95% decline in real estate value would be required to impair HLSS’ assets
HLSS’ total assets are 25 times over collateralized by ending UPB of $176.5 billion
90% of assets are Servicing Advances or Cash which are carried at par and have no MTM
10% of assets are non-agency MSRs that have a stable valuation history
No change in servicing asset valuations since inception
Assets Are a 5% First-Priority Claim
Cash &
Reserves
1
$0.3 Billion
or 3%
Rights to MSRs
$0.6 Billion or 10%
Servicing Advances
$5.9 Billion or 87%
HLSS Assets
1
Reserves associated with the Advance Financing Facility
Note: Data as of Q3 2013

Stable Revenue and Expenses
Predictable Revenue Stream
Known Expense Structure
Hedged Financing Cost
Revenues based on asset value
Expenses based on asset value
Ocwen bears operational risk and servicing cost volatility
MSR amortization is based on prepayment speeds which have decreased
Fixed rate notes with maturities matched to expected borrowing needs
Variable rate exposure hedged via LIBOR swaps extending 60 months
Stability of revenue, borrowing cost and asset valuations result in predictable earnings
Sub-servicing fees paid to Ocwen also based on UPB
Contractual annual revenue based on UPB

23 bps
Subservicing
Fee paid to
Ocwen
18 bps
Incentive Fee
5 bps
Base Fee
~76%
Downside
Protection
~24%
Base Fee
HLSS' largest expense can be
reduced by up to ~76% to
stabilize earnings
Protects against higher interest
expense if Servicing Advances
increase
HLSS benefits from lower
interest expense if Servicing
Advances decrease
Incentive fee exceeds interest
expense, allowing HLSS'
earnings to withstand outsized
stress scenarios
Subservicing Fee Adjusts to
Support Targeted Yield
Note: Amounts based on 45bps servicing fee earned and 22 bps retained fee in Q3 2013. The incentive fee is the servicing fee minus the base fee and the retained fee

25.0
20.0
15.0
10.0
(annualized bps)
3.50%
2.50%
1.50%
0.50%
(% of UPB)
3.36%
3.11%
2.93%
2.78%
2.62%
2.46%
2.34%
2.24%
2.14%
21.2
20.4
19.8
19.2
18.9
18.4
18.1
17.7
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Retained Fee
Target Advance Ratio
Actual Advance Ratio

Ocwen Contract Ties Servicing
Fees to Advance Ratio
Scheduled step-downs in the retained fee and advance ratio
Retained fees are servicing fees net of subservicing expenses paid to Ocwen
If the target advance ratio is exceeded in any month, the performance-based incentive fee is reduced at the annual rate of 4.1% on excess servicing advances
Q3 retained fee of 22.0bps includes 0.8bps from the reduction to the incentive fee
Fee split determined to achieve a targeted yield at HLSS
Note: The retained fee, target advance ratio and penalty rate on advances in excess of target reflect the weighted averages for the September 30, 2013 portfolio

HLSS HOME LOAN SERVICING SOLUTIONS™

6.00%
4.00%
2.00%
5.44%
5.01%
3.48%
2.76%
2.48%
2.40%
Q212
Q312
Q412
Q113
Q213
Q313

Fixed Rate Term Note Capacity[1]

($ in Millions)
5,500.0
4,400.0
3,300.0
2,200.0
1,100.0
-
Projected custodial balances
Projected Borrowing[2]
BBB
A
AA
AAA
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17

Fixed Rate Financing
Stabilizes Earnings
Issued three additional series of fixed rate term
notes:
August: $200 million of one-year and
$200 million of three-year notes at a
weighted average coupon of 1.64%
September: $350 million of one-year
notes at a weighted average coupon of
1.32%
Reduced rates on variable funding notes from
a weighted average spread over LIBOR of
1.81% to 1.35%
Non-use fee reduced from 0.75% to
0.50%
HLSS earns interest income on custodial
balances averaging $1.2 billion, providing a
hedge against rising interest rates
1 Excludes VFN Capacity
2 Projected borrowing is calculated based on a 90% borrowing rate on projected servicing advances for the
September 30 , 2013 portfolio, assuming a monthly reduction of 2% in the advance to UPB ratio and an annual prepayment speed of 13.5%
Lower Effective Interest Rate

$200.8
102.0
Base
Incentive
Retained Fee
36.1
24.6
3.2
$34.9
Servicing revenue
Subservicing fees
Interest expense
Amortization of MSRs[2]
Operating expenses and other[3]
GAAP Net Income
Basis points per UPB[1] (Annualized):
45 bps
23 bps
8 bps
5 bps
1 bps
8 bps

Components of Income
Third quarter EPS of $0.49 is in line with previous guidance
The incentive fee represents 76% of total subservicing fees paid to Ocwen
Earnings exceeded dividends declared during the quarter by $3.0 million
Third Quarter 2013 Earnings
($ in Millions)
1 Calculated using average UPB for Q3 2013
2 Non-GAAP measure. Please see our earnings release dated October 17, 2013 for a reconciliation to the corresponding GAAP measure
3 Operating expenses and taxes, net of interest income and billing to Ocwen for services provided

HLSS HOME LOAN SERVICING SOLUTIONS ™

$34.9
24.6
16.0
7.5
$83.0
32.0
2.5x Dividend Coverage
$51.0
Net Income
Amortization of MSRs
Decrease in advance haircut[1]
Changes in other assets / liabilities
Cash generated available for distribution
Dividends declared
Cash available for reinvestment

Components of Cash Flow
Cash generated available for distribution is 2.5x dividend declared during Q3
Cash available for reinvestment of $51.0 million allows HLSS to replenish and grow its servicing portfolio through additional purchases from Ocwen
Total cash and available credit of $275.7 million at September 30, 2013
1 Servicing advances decreased by $188.4 million, freeing up the cash “haircut” component of financing
($ in Millions)
Third Quarter 2013 Cash Flow

HLSS HOME LOAN SERVICING SOLUTIONS™

12.00%
9.00%
6.00%
3.00%
0.00%
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$22.78
4.38%
3.34%
6/12
8/12
10/12
12/12
2/13
4/13
6/13
8/13
10/13
Stock Price
Earnings Yield
BBB Debt Yield
Term Loan Yield

Equity and Debt Yields
Note: Earnings yields based on historical EPS guidance.  BBB Debt Yield based on the most recent, 3-year BBB-rated servicing advance securitization at each respective date. Term Loan Yield based on initial pricing of
4.75% (including OID) and recent trading activity.
The presentation of EPS guidance and results from prior periods should not be regarded as a representation that similar or better results will be achieved in future periods.

HLSS HOME LOAN SERVICING SOLUTIONS™

$34.9
(25.9)
19.2
5.4
$33.6
Q3 2013 Net Income
Increase in Interest Expense
Increase in Interest Income
Realized Gain on LIBOR Swaps
Q3 2013 Adjusted Net Income

HLSS Expects to Maintain Yield
Under Economic “Shocks”
600bps Increase in LIBOR
Estimated Impact of a Spike in Delinquencies
and Advances on Net Income
1
Estimated Impact of a Spike in
LIBOR on Net Income
2
($ in Millions)
($ in Millions)
This analysis is based on results for the quarter ended September 30, 2013. Results for prior periods and the estimated adjustments are not necessarily indicative of results or the impact of adjustments for future periods.
1 “ Increase in Interest Expense” reflects estimated increase in borrowing cost to finance higher Servicing Advances assuming no changes in interest rates or prepayment speeds. “Equity Yield on Advance Haircut” reflects the foregone earnings
(based on current earnings yield) resulting from the reduction in income-earning MSR assets as more capital is invested in the equity component of Servicing Advances. “Reduction of Subservicing Fee” reflects the amount the Performance
Fee (a component of the Subservicing Fee) would be reduced pursuant to arrangements in place.
2 “Increase in Interest Expense” reflects impact of a rate increase on variable rate borrowing on Servicing Advances based on the current note structure and assumes no change in asset values. “Increase in Interest Income“ reflects the increase in interest earned on custodial accounts, facility reserve accounts and corporate cash. “Realized Gain on LIBOR Swaps” is based on swaps in place during Q3 2013 and assumes hedge accounting; it does not include the change in swap deposits.
HLSS’ contract with Ocwen is designed to
stabilize earnings if delinquencies and
servicing advances increase
20% increase in Servicing Advance
Ratio resulting from a severe economic
downturn not expected to reduce
earnings
Fixed rate term borrowing and interest rate
hedges are designed to stabilize earnings if
interest rates increase
600bps LIBOR spike on variable
borrowing largely offset by realized
gains on interest rate swaps
20% Increase in Servicing Advance Ratio
$34.9
$37.9
11.9
(6.4)
(2.5)
Q3 2013
Net Income
Increase in      Equity Yield
Interest
Expense
on Advance
Haircut
Reduction of
Subservicing
Fee
Q3 2013
Adjusted Net
Income

HLSS HOME LOAN SERVICING SOLUTIONS™

10x
9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Equity Leverage 1
Mark-to-Market Assets 2
Floating-Rate Debt 3
Legend
HLSS
AGNC
ARR
HTS
NLY
WMC

Analysis based on 6/30/13 reported data for REITs.
HLSS results based on 9/30/2013 reported data.

[1] Total Assets divided by Total Shareholders' Equity
[2] Mark-to-Market Assets divided by Total Assets
[3] Floating-Rate Debt divided by Total Debt

HLSS vs. Agency Mortgage REITs
HLSS has lower equity leverage than the mortgage REITs shown above
HLSS’ assets have lower mark-to-market risk and could earn more in a rising rate environment
HLSS’ financing is largely fixed-rate and matched to projected borrowing
Asset and Leverage Characteristics

Investment Highlights
Attractive risk-adjusted returns relative to other yield oriented investments
7.8% annualized dividend yield
1
based on current share price
25 times over-collateralization virtually eliminates credit risk
Asset composition – 90% servicing advances and cash – mitigates valuation risk
Profits purchased up front – targeted return not dependent on asset appreciation or valuations
Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings
Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates
Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions
High Quality Assets
Stable Earnings Stream
Large Positive Alpha
1
Based on the closing share price of $23.00 per share on October 17, 2013